© MediciNova, Inc. 2010 Exhibit 99.1 Accelerating the global development and commercialization of innovative pharmaceuticals

© MediciNova, Inc. 2010
Forward-Looking Statements
Forward-Looking Statements
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding MediciNova’s clinical trials supporting the safety and efficacy of its product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, expectations, assumptions, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words "believes,"
"expects," "anticipates," "intends," "estimates," "projects," "can," "could," "may," “will,” "would," or similar expressions.
Actual results or events may differ materially from those expressed or implied in any forward-looking statements due to various factors, including the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities; the timing of expected filings with the FDA; MediciNova’s failure to execute strategic plans or strategies successfully; MediciNova’s collaborations with third parties; MediciNova’s ability to realize the anticipated strategic and financial benefits from its acquisition of Avigen, Inc., to integrate the two ibudilast development programs and to pursue discussions with potential partners to secure a strategic collaboration to advance the clinical development of the combined development program; the availability of funds to complete product development plans and MediciNova’s ability to raise sufficient capital when needed, or at all; intellectual property or contract rights; and the other risks and uncertainties described in MediciNova’s filings with the Securities and Exchange Commission, including MediciNova’s annual report on Form 10-K for the year ended December 31, 2008 and its subsequent periodic reports on Forms 10-Q and
8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date
January 11, 2010. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.

© MediciNova, Inc. 2010 3
MediciNova Overview:
•
Founded in September 2000
•
Headquartered in San Diego, CA
•
Additional office in Tokyo, Japan
•
Dual-listing on NasdaqGM
as MNOV
and Osaka Securities Exchange as 4875
•
$85.7 million Market Cap (NasdaqGM) as of 12/31/2009
Development Company Focused on Differentiated Product Candidates
•
Unique access to differentiated, potentially high-value assets primarily from Japanese alliances (Kyorin, Kissei, Mitsubishi Tanabe Pharma, Meiji)
New Approaches to Treat Serious Medical Conditions:
•
MN-221: Intravenous (IV) acute asthma and COPD candidate
•
Potential $1 billion+ combined market opportunity worldwide*
•
MN-166 (AV411): oral multiple sclerosis candidate; additional enabled neurological conditions
•
In 2008, over $8 billion in worldwide MS therapeutic sales**
Corporate Overview:
Corporate Overview:
MediciNova, Inc.
MediciNova, Inc.
**Source: Individual annual reports of leading MS companies, 2008
*Source: Internal MediciNova projections

Pro Forma Summary of Securities Ownership Potential Financing from Avigen as of 12/31/2009 Acquisition
4
Pro Forma Stockholder Review
Pro Forma Stockholder Review
Note: Assumes Second Payment Consideration in the
amount of $1.1 million was paid at closing, that all
convertible notes, including those issued as part of the
Second Payment Consideration, were converted on
December 31, 2009 and that no rounding of fractional
shares occurred as part of the conversion calculations.
Common Stock Equivalents # Shares
MediciNova Stockholders
12,172,510
Avigen Stockholders (1st payment consideration)
4,330,268
Avigen Stockholders (2nd payment consideration)
134,325
MediciNova Exercisable Options
1,319,391
Total
17,956,494
Ownership %
MediciNova Stockholders
67.8%
Avigen Stockholders (both pmt. considerations)
24.9%
MediciNova Exercisable Options
7.3%
Total
100.0%
Potential Cash Available to MediciNova
(Conversion price of $6.80 per MNOV share)
First Payment Consideration
(@ ~$1.19/share)
$29,445,824.82
Second Payment Consideration
(@ ~$0.04/share)
$913,408.56
Total Cash Potentially Available
to MediciNova $30,359,233.38
This pro forma ownership table is presented for illustrative purposes only and does not indicate actual ownership of MediciNova shares at any past, present, of future date. Actual ownership of MediciNova shares will depend on a variety of factors, including the actual amount of the Second Payment Consideration, the rounding of fractional shares set forth in the governing the convertible notes and the number of holders electing to convert their convertible notes into MediciNova shares.

© MediciNova, Inc. 2010 5
Definition:
•
Acute Asthma Exacerbations: Long-lasting and
severe asthma episodes that are not responsive to
initial bronchodilator or corticosteroid therapies
•
COPD Exacerbations: Sustained worsening of the
patient's condition, from the stable state and beyond
normal day-to-day variations, that is acute in onset
Market Opportunity:
•
Potential $1 billion+ combined market opportunity
worldwide* (acute asthma & COPD exacerbations)
Current Standard of Care (SOC):
•
Beta agonists - Inhaled
•
Anticholinergics - Inhaled
•
Corticosteroids - IV or oral
**Source: National Center for Health
Statistics / CDC, WHO website, “Core
Health indicators”
MN-221 for Exacerbations of
MN-221 for Exacerbations of
Acute Asthma and COPD
Acute Asthma and COPD
COPD
Discharged
Hospitalized
72%
28%
~1.9 million
Asthma
52%
48%
~1.5 million
Hospitalization Rates Amongst
Asthma and COPD Patients**
*Source: Internal MediciNova projections

© MediciNova, Inc. 2010 6
MN-221: A New Approach to Treating
MN-221: A New Approach to Treating
Exacerbations of Acute Asthma & COPD
Exacerbations of Acute Asthma & COPD
MN-221: A novel, highly selective
2
- adrenergic receptor agonist
Three potential advantages over current therapy:
1. Improved Efficacy
•
Route of Administration (IV v. Inhalation)
2. Improved Safety
•
Higher selectivity for
2
receptor than
1
•
Partial agonist for
1
receptor
3. Reduced Health Care Expenses

© MediciNova, Inc. 2010 7
Human
Human
-Adrenergic Receptor
-Adrenergic Receptor
Selectivity
Selectivity
Test Drug
1
IC
50
(M)
2
IC
50
(M)
2
-Adrenoceptor Selectivity
(IC
50
for
1
/ IC
50
for
2
)
Levalbuterol 7.40E-06 1.40E-06 5.3
Albuterol 9.40E-06 1.60E-06 5.9
Terbutaline 6.00E-05 6.50E-06 9.2
MN-221 5.90E-06 1.40E-07 42.4

Vehicle
Albuterol 10 µg/kg
0.3 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)
3 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)
30 µg/kg MN-221 (iv) & 10 µg/kg Albuterol (ih)
Heart Rate (BPM)
250
200
150
100
50
0
0
60
120
180
240
Time (Minutes)

MEDICINOVA

© MediciNova, Inc. 2010 Effect on Heart rate: Effect on Heart rate: Combination of MN-221 & Albuterol Combination of MN-221 & Albuterol in Dogs in Dogs 8

© MediciNova, Inc. 2010
MN-221 Clinical Trials
MN-221 Clinical Trials
9
Completed Studies
Completed Studies
Ongoing Studies
Ongoing Studies
CL-004 CL-005 CL-006 CL-007 CL-010
Indication
Indication
Mild-to-moderate
Asthmatics
Moderate-to-
Severe
Asthmatics
Acute
Exacerbations
of Asthma
Acute
Exacerbations
of Asthma
Moderate-to-
Severe
COPD patients
FEV
FEV
1 1
(Entry Criteria)
(Entry Criteria)
FEV
1
60%
75% FEV
1
40%
FEV
1
55% FEV
1
50%
80% FEV
1
30%
Number of
Number of
Patients
Patients
23 17 29 200 48
Number of
Number of
Sites
Sites
4 4 8 ~45 6
Doses Tested
Doses Tested
Compared to
Compared to
Placebo
Placebo
5.25, 15, 52.5,
150, 240, 450,
900 µg
over 15 min
1080 µg over
2-hr;
1,125 µg over
1-hr
240, 450 µg
over 15 min;
1080 µg over
2-hr
1200 µg over
1-hr
300, 600, 1200
µ g over 1-hr
Note: CL-004, CL-005, CL-010 located in clinical sites.  CL-006, CL-007 located in emergency departments.

Analysis of Changes in Percent Predicted FEV1
At 1 Hour After End of 15 Minute Infusion
Population: Intent-to-Treat
MN-221
Placebo
16%
14%
12%
10%
8%
6%
4%
2%
0%
Δ in % Predicted FEV1
Placebo
5.25 µg
15 µg
52.5 µg
150 µg
240 µg
450 µg
900 µg
Dose Group (by total MN-221 dose)

MEDICINOVA

© MediciNova, Inc. 2010 MN-221-CL-004: MN-221-CL-004: Mean Change in FEV Mean Change in FEV 1 1 10 p < 0.05 p < 0.001 p < 0.05 p < 0.001

Percent Predicted FEV_1 from Start of Infusion to End of Infusion
Population: Intent-to-Treat
MN-221
Placebo
85%
80%
75%
70%
65%
60%
% Predicted FEV_1
Placebo at 1 hour
1125 µg MN-221 at 1 hour
Placebo at 2 hours
1080 µg MN-221 at 2 hours

MEDICINOVA

© MediciNova, Inc. 2010
MN-221-CL-005:
MN-221-CL-005:
Mean Change in FEV
Mean Change in FEV
1
1
11
Baseline:
64.6%
Baseline:
69.4%
1 Hour:
82.0%
2 Hours:
81.5%
Baseline:
68.6%
Baseline:
68.6%
1 Hour:
70.5%
2 Hours:
71.2%

© MediciNova, Inc. 2010 12
What did we learn from the MN-221-CL-006 clinical trial?
•
There were no safety concerns with adding MN-221 to
the standard of care.
•
There was a reduction in the hospitalization rate
among patients treated with MN-221.
•
Overall, improvement in FEV
1
was greater for patients
receiving MN-221 than placebo.
•
A dose of 1,200  µ
g of MN-221 administered over one
hour was selected for the MN-221-CL-007 clinical trial.
MN-221-CL-006:
MN-221-CL-006:
What have we learned?
What have we learned?

Hospitalization Rate
50%
40%
30%
20%
10%
0%
Percent of Patients Hospitalized
46%
25%
Placebo + SOC
MN-221 + SOC

MEDICINOVA

© MediciNova, Inc. 2010
MN-221-CL-006:
MN-221-CL-006:
Hospitalization Rate by Treatment Group
Hospitalization Rate by Treatment Group
13
MN-221 reduced the hospitalization rate by 45%
Note: SOC means standard of care.

© MediciNova, Inc. 2010
•
Randomized, placebo-controlled, double-blind, multi-center Phase II clinical trial
•
200 patients with severe, acute exacerbations of asthma (FEV
1
50% predicted)
at ~35 Emergency Department sites in US, Canada, Australia, and New Zealand
•
Dose Groups (~100 patients/group):
• 1,200 µg MN-221 over 1 hour (600 µg in 15 minutes; 600 µg in 45 minutes)
• Placebo
•
Patients will receive Standard of Care (SOC) treatment in addition to adjunctive treatment with MN-221 or placebo
•
Primary efficacy endpoint will be improvement in FEV
1
(% predicted) at 5 hours
• The study is designed to have 80% power to detect a treatment difference of
5 percentage points in
FEV1
(% predicted) when comparing
MN-221
+
SOC to
Placebo + SOC at a two sided -level of 0.05.
•
Anticipated completion in 2H, 2010*
MN-221-CL-007:
MN-221-CL-007:
Study Design
Study Design
14
Note: Development plans / timelines for
MN- 221
clinical trials are subject to change
*Anticipated completion date based on current projections

© MediciNova, Inc. 2010
•
Randomized, double-blind, placebo-controlled Phase Ib dose escalation study
•
48 subjects with stable moderate-to-severe COPD
(FEV
1
30% < 80% and FEV
1
/FVC ratio < 0.7) at 6 sites in the US
•
Doses:
• 300 µg MN-221 over 1-hour (150 µg in 15 minutes; 150 µg in 45 minutes)
or placebo
• 600 µg MN-221 over 1-hour (300 µg in 15 minutes; 300 µg in 45 minutes)
or placebo
• 1,200 µg MN-221 over 1-hour (600 µg in 15 minutes; 600 µg in 45 minutes)
or placebo
•
Outcome measures – descriptive statistics only – FEV
1
, PK, safety
•
Anticipated completion in 1H, 2010*
MN-221-CL-010 (COPD):
MN-221-CL-010 (COPD):
Study Design
Study Design
15
Note: Development plans / timelines for MN-221 clinical trials are subject to change
*Anticipated completion date based on current projections

© MediciNova, Inc. 2010 16
MN-166 for Multiple Sclerosis (MS):
• Oral administration
• Multiple mechanisms of action, both neuroprotective and anti-inflammatory
• MN-166 targets primarily chronic aspects of MS
• Benign safety profile
Mechanisms of Action:
Potentially Neuroprotective
•
Inhibits nitric oxide and reactive oxygen species production
•
Stimulates release of neuronal growth factors
•
Reduces demyelination
Anti-inflammatory
•
Inhibits PDE’s and MIF, leukotriene release, proinflammatory cytokines (TNFa, IL-1b, MCP, IL-6)
•
Can increase IL-10 release
Current Standard of Care:
• Beta interferons (Rebif
®
, Avonex
®
, Betaseron/Betaferon
®
), Copaxone
®
, Tysabri
®
• Primary focus is on acute treatment of MS symptoms (i.e., relapse rate)
MN-166 for the Treatment of
MN-166 for the Treatment of
Multiple Sclerosis
Multiple Sclerosis

© MediciNova, Inc. 2010
Placebo-controlled, Randomized, Double-blind Phase II Study:
• Year 1 - Placebo, 30 mg/day, 60mg/day
• Year 2 - 30 mg/day, 60mg/day
• 297 patients (~100 patients/group) @ 25 sites in Serbia, Ukraine, Belarus,
Bulgaria and Romania
Key Inclusion Criteria:
• Males or females aged 18 to 55 years, with relapsing remitting (RR) and/or secondary progressive (SP) Multiple Sclerosis with continued relapses;
• One MRI scan taken two weeks prior to treatment start using a standardized MRI protocol with at least one Gd-enhancing lesion;
• An Expanded Disability Status Scale (EDSS) score of 5.5 or less at the screening and baseline visits.
Safety Profile:
• 89% (264 of 297) of subjects completed the first 12 months of the study
• 82.5% (245 of 297) of subjects completed the full 24 months of the study
• Adverse effects reported more frequently in MN-166-treated than placebo-treated subjects:  GI effects & depression
Completed Clinical Study:
Completed Clinical Study:
MN-166-CL-001
MN-166-CL-001
17

© MediciNova, Inc. 2010 18
P-Value: 0.04
P-Value:  0.035
MN-166 Targets Primarily
MN-166 Targets Primarily
Chronic Aspects of MS
Chronic Aspects of MS
P-Value:  0.026
P-Value:  0.004
P-Value:  0.09
P-Value:  0.08
Note:  P-values listed on this slide compare placebo group to 60mg/day group of MN-166
Indicative of Potential Neuroprotective Effect:
•
Reduced brain volume loss
•
Reduced conversion of acute lesions to persistent black holes
•
Sustained disability progression was significantly less likely
Acute Clinical Benefit:
•
Prolong time to relapse (by 127 days.)
•
Annualized relapse rate
Protocol-Defined Primary Endpoint (Surrogate Endpoint):
•
No significant reduction in the cumulative number of active (gadolinium-enhancing (T1)
and non-enhancing new/enlarging (T2)) lesions on cranial MRI scans over 12 months of treatment was observed
•
Positive trends were observed in volume of
gadolinium-enhancing (T1) lesions

Percent Brain Volume Reduction (Year 1)
60 mg
0.79%; *P-Value = 0.035 v. Pbo*
30 mg
1.05%
Placebo
0
0.2
0.4
0.6
0.8
1
1.2
1.4
Percent Brain Volume reduction

MEDICINOVA

© MediciNova, Inc. 2010
Brain volume changes are linked to axonal loss
19
MN-166 -
MN-166 -
Chronic Efficacy
Chronic Efficacy
Demonstrated: Effects on Brain Volume
Demonstrated: Effects on Brain Volume
1.20%

© MediciNova, Inc. 2010
Parameter
Treatment Groups
Placebo
30
mg/day
60
mg/day
Number Patients w. New Lesions (NL) at Month 2
72 64 56
Total Number of NLs in all Patients at Month 2
426 338 315
Total Number of Persistent Black Holes (PBH) at Month 10
98 58 47
Percentage of Lesions Evolving to PBHs at Month 10
23% 17% 14%
Percent Reduction from Placebo Group
- 26% 39%
P-Value
-
0.036 0.004
New T1 gadolinium-enhancing or new T2 lesions were defined as NL in the first on-study MRI at month 2
Lesions that were hypointense and inactive at month 10 were PBH
Relative Risk (RR) of NL evolution to PBH was analyzed using a general linear
model with the error term from the Poisson distribution
Reduction of Persistent Black Hole
Reduction of Persistent Black Hole
Formation
Formation
20

Year 1
60mg/day
30mg/day
Placebo
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%

≥

MEDICINOVA

© MediciNova, Inc. 2010
Disability Progression is defined as a sustained increase in EDSS
(increase in EDSS 1 maintained for four consecutive months)
Sustained Disability Progression
Sustained Disability Progression
21
4.1%
(49% Reduction)
5.3%
(34% Reduction)
8.0%
Sustained disability progression was significantly less likely (~50%) in those patients receiving MN-166 at 30 or 60 mg per day for 24 months than in those patients receiving the drug for 12 months (p=0.026).

Survival Distribution Function
1.00
0.75
0.50
0.25
0.00
0
50
100
150
200
250
300
350
400
Time to First Relapse
STRATA:
treat=30mg/day
Censored treat=30mg/day
treat=60mg/day
Censored treat=60mg/day
treat=Placebo
Censored treat=Placebo

MEDICINOVA

© MediciNova, Inc. 2010 22
Acute Efficacy Demonstrated:
Acute Efficacy Demonstrated:
Time to First Relapse
Time to First Relapse
Median 401 days
Median 244 days
P-Value: 0.044
Plot of Time to First Relapse by Treatment (ITT) Core (Year 1)

© MediciNova, Inc. 2010 23
AV411: Value to MediciNova
•
Both AV411 and MN-166 are ibudilast
•
API and drug product supply
•
4 completed Phase I and Ib/IIa clinical trials
•
Open IND for ibudilast (Analgesia, Addiction)
•
Clinical & preclinical support for MN-166 dosing up to 100 mg/day
•
2 method of use patents issued in 2009; multiple filings in progress
•
Analog compounds behind ibudilast
•
First-generation development candidate: AV1013 – composition of matter patent issued
•
Second-generation dual target leads
Opioid Withdrawal & Neuropathic Pain Indications
•
Ibudilast is a good glial
cell attenuator in vitro and in the central nervous system (CNS) in vivo.
•
Glial cell activation contributes to reward and withdrawal aspects of opioids and the development and maintenance of neuropathic pain.
•
AV411 represents a new pharmocotherapy approach for drug addiction and neuropathic pain.
Additional Value from Avigen
Additional Value from Avigen
Deal
Deal

© MediciNova, Inc. 2010 24
AV411: Ongoing clinical trial
•
Study Objective: Assess AV411 safety/tolerability/PK and preliminary efficacy for opiate withdrawal in heroin-dependent subjects
•
Ongoing clinical trial run jointly by the New York State Psychiatric Institute and Columbia
University in NYC (Investigator IND study; MediciNova is not the sponsor)
•
Trial to enroll ~30 patients (10 completers/cohort)
•
Anticipated completion in 1H, 2010*
AV411: Opioid
AV411: Opioid
Withdrawal
Withdrawal
Trial Design/Endpoints
Week 1 2 3
Treatment
Morphine (30 mg QID)
and Placebo BID
Morphine (30 mg QID)
and Placebo BID
or 20 mg BID of Ibudilast
or 40 mg BID of Ibudilast
Placebo BID
or 20 mg BID of Ibudilast
or 40 mg BID of Ibudilast
Endpoints
Safety, Tolerability, PK Safety, Tolerability, PK Withdrawal scores,
Safety, Tolerability, PK
Note: QID refers to taking the medication four times per day; BID refers to taking the medication twice a day
*Anticipated completion date based on current projections

Core Candidates	Preclinical	Phase I	Phase II	Phase III
MN-166 (AV411) (MS and other CNS Disorders)	Kyorin	CNS Disorders	MS	
MN-221 (Exacerbations of Acute Asthma/COPD)	KISSEI	COPD	Asthma	

Non-Core Candidates	Preclinical	Phase I	Phase II	Phase III
MN-001 (Bronchial Asthma)	Kyorin			
MN-305 (Anxiety Disorders)	Mitsubishi Tanabe Pharma			
MN-001 (Interstitial Cystitis)	Kyorin			
MN-029 (Solid Tumors)	ANGIOGENE			
MN-221 (Preterm Labor)	KISSEI			
MN-246 (Urinary Incontinence)	Mitsubishi Tanabe Pharma			
MN-447/462 (Thrombosis)	Meiji			

MEDICINOVA

© MediciNova, Inc. 2010 25 Commercially-Attractive Commercially-Attractive Diversified Portfolio Diversified Portfolio

© MediciNova, Inc. 2010 26
Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
34 Professor at USC, formerly Professor at
University of Pittsburgh; Advisor to JAFCO,
Tanabe
Shintaro Shintaro Asako,
Asako,
, CPA
Chief Financial Officer
12 KPMG USA (Audit), Arthur Andersen USA
Masatsune Masatsune Okajima,
Okajima,
, CMA
VP, Head of Japanese Office
18 Daiwa Securities SMBC,
Sumitomo Capital Securities, Sumitomo
Bank
Management Team with
Management Team with
Global Experience
Global Experience
Alan Dunton, MD, PhD
Clinical Development Consultant
& Board Member
27 CEO of Panacos & Metaphore; President
of the Janssen Research Foundation, a
J&J company

© MediciNova, Inc. 2010 27
Near-Term Business Plan:
1. Secure a global partnership for MN-166 (AV411)
2. Secure a regional partnership (ex-US/Japan rights) for MN-221
Clinical Milestones:
1. MN-221-CL-007 Phase II Study for Acute Exacerbations of Asthma
•
Anticipated completion 2H, 2010*
2. MN-221-CL-010 Phase Ib Study in Moderate-to-Severe COPD Patients
•
Anticipated completion in 1H, 2010*
3. Ongoing AV411 Study for Opioid Withdrawal
•
Anticipated completion in 1H, 2010*
Investment Highlights
Investment Highlights
*Anticipated completion dates based on current projections
Note: Development plans / timelines for MN-221 clinical trials are subject to change